Exhibit 99.1

eGain Reports SaaS Revenue Growth of 19% for First Nine Months of Fiscal 2021

Sunnyvale, CA (May 11, 2021) – eGain (NASDAQ: EGAN), a leading provider of digital customer engagement solutions, today announced financial results for its fiscal 2021 third quarter ended March 31, 2021.

“We delivered strong financial results in the third quarter, ahead of guidance and street consensus” said Ashu Roy, eGain’s CEO. “Our SaaS logo wins were up more than 100% year over year for both the third quarter and year to date. We grew the number of our million-dollar SaaS customers by 63% year over year. In March, we launched our Virtual Financial Coach, an AI-powered proactive engagement solution. It is now being piloted by over 25 credit unions across the country.”

Fiscal 2021 Third Quarter Financial Highlights

●	SaaS revenue was $16.9 million, up 14% year over year.
●	Total revenue was $19.7 million, up 8% year over year.
●	Subscription non-GAAP gross margin was 82%, up 400 basis points year over year.
●	Total non-GAAP gross margin was 76%, up 500 basis points year over year.
●	GAAP net income was $1.3 million, or $0.04 per diluted share, compared to GAAP net income of $1.9 million, or $0.06 per diluted share, in the year ago quarter.
●	Non-GAAP net income was $1.6 million, or $0.05 per diluted share, compared to non-GAAP net income of $2.4 million, or $0.07 per diluted share, in the year ago quarter.
●	Total cash and cash equivalents were $53.4 million, compared to $40.7 million, in the year ago quarter.

Fiscal 2021 First Nine Months Financial Highlights

●	SaaS revenue was $49.0 million, up 19% year over year.
●	Total revenue was $58.0 million, up 8% year over year, with 92% being subscription based.
●	Subscription non-GAAP gross margin was 82%, up 400 basis points year over year.
●	Total non-GAAP gross margin was 76%, up 500 basis points year over year.
●	GAAP net income was $4.9 million, or $0.15 per diluted share, compared to GAAP net income of $5.1 million, or $0.16 per diluted share, in the year ago quarter.
●	Non-GAAP net income was $6.2 million, or $0.19 per diluted share, compared to non-GAAP net income of $6.7 million, or $0.21 per diluted share, in the year ago quarter.
●	Cash provided by operations was $5.0 million, or 9% operating cash flow margin.

Fiscal 2021 Financial Guidance

For the fiscal 2021 full year ending June 30, 2021, eGain expects:

●	SaaS revenue of between $66.0 million to $66.4 million, which would represent growth of 16% to 17% year over year.
●	Total revenue of between $77.3 million to $77.9 million, which would represent growth of 6% to 7% year over year.
●	GAAP net income of $4.4 million to $5.3 million, or $0.13 to $0.16 per share.
●	Non-GAAP net income of $6.2 million to $7.1 million, or $0.19 to $0.22 per share.

Guidance Assumptions:

●	Includes stock-based compensation expense of approximately $500,000.
●	Includes depreciation and amortization of approximately $100,000.
●	Weighted average shares outstanding of approximately $32.7 million.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP net income and non-GAAP gross margin. Such non-GAAP financial measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2021 third quarter results today via teleconference at 2:00 p.m., Pacific Time. To access the live call, dial 800-367-2403 (US and Canada) or +1 334-777-6978 (international) and give the participant passcode 6020236. A live and archived webcast of the call will also be accessible on the “Investor relations” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week. To access the replay dial-in information, please click here.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications helps clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our expectations with respect to revenue and GAAP and non-GAAP net income for the fiscal year ending June 30, 2021. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2021. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, conflict or acts of terrorism; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 11, 2020 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 213-277-5550

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	June 30,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$53,413	$46,609
Restricted cash	7	6
Accounts receivable, net	16,016	22,708
Costs capitalized to obtain revenue contracts, net	1,270	1,066
Prepaid expenses	1,945	2,514
Other current assets	647	617
Total current assets	73,298	73,520
Property and equipment, net	774	713
Operating lease right-of-use assets	2,604	2,962
Costs capitalized to obtain revenue contracts, net of current portion	2,511	2,380
Intangible assets, net	—	26
Goodwill	13,186	13,186
Other assets	807	918
Total assets	$93,180	$93,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,112	$2,429
Accrued compensation	7,413	7,916
Accrued liabilities	3,030	3,423
Operating lease liabilities	1,768	1,753
Deferred revenue	31,704	36,644
Total current liabilities	45,027	52,165
Deferred revenue, net of current portion	3,814	4,826
Operating lease liabilities, net of current portion	933	1,385
Other long-term liabilities	817	688
Total liabilities	50,591	59,064
Commitments and contingencies
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	377,115	374,399
Notes receivable from stockholders	(92)	(90)
Accumulated other comprehensive loss	(1,308)	(1,631)
Accumulated deficit	(333,157)	(338,068)
Total stockholders' equity	42,589	34,641
Total liabilities and stockholders' equity	$93,180	$93,705

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2021	2020	2021	2020
Revenue:
Subscription	$18,078	$16,919	$53,525	$48,834
Professional services	1,665	1,435	4,514	4,865
Total revenue	19,743	18,354	58,039	53,699
Cost of revenue:
Cost of subscription	3,341	3,739	9,811	11,046
Cost of professional services	1,505	1,761	4,378	5,012
Total cost of revenue	4,846	5,500	14,189	16,058
Gross profit	14,897	12,854	43,850	37,641
Operating expenses:
Research and development	4,371	4,205	13,384	12,255
Sales and marketing	6,927	5,064	18,824	14,622
General and administrative	2,022	1,828	5,818	5,911
Total operating expenses	13,320	11,097	38,026	32,788
Income from operations	1,577	1,757	5,824	4,853
Interest income, net	5	113	10	384
Other income (expense), net	(378)	65	(700)	44
Income before income tax (provision) benefit	1,204	1,935	5,134	5,281
Income tax (provision) benefit	57	(68)	(223)	(224)
Net income	$1,261	$1,867	$4,911	$5,057
Per share information:
Earnings per share:
Basic	$0.04	$0.06	$0.16	$0.17
Diluted	$0.04	$0.06	$0.15	$0.16
Weighted-average shares used in computation:
Basic	31,068	30,662	30,962	30,580
Diluted	32,618	31,987	32,646	31,935

Stock-based compensation included in above costs and expenses:
Cost of revenue	$88	$62	$243	$148
Research and development	92	171	394	549
Sales and marketing	169	144	475	422
General and administrative	19	83	152	274
	$368	$460	$1,264	$1,393

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$—	$67	$26	$201

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Income from operations	$1,577	$1,757	$5,824	$4,853
Add:
Stock-based compensation	368	460	1,264	1,393
Amortization of intangibles assets	—	67	26	201
Non-GAAP income from operations	$1,945	$2,284	$7,114	$6,447

Net income	$1,261	$1,867	$4,911	$5,057
Add:
Stock-based compensation	368	460	1,264	1,393
Amortization of intangibles assets	—	67	26	201
Non-GAAP net income	$1,629	$2,394	$6,201	$6,651
Per share information:
Non-GAAP earnings per share:
Basic	$0.05	$0.08	$0.20	$0.22
Diluted	$0.05	$0.07	$0.19	$0.21
Weighted-average shares used in computation:
Basic	31,068	30,662	30,962	30,580
Diluted	32,618	31,987	32,646	31,935

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS revenue	$16,875	$14,817	14%	11%
Legacy revenue	1,203	2,102	(43%)	(45%)
GAAP subscription	18,078	16,919	7%	4%
GAAP professional services	1,665	1,435	16%	13%
Total GAAP revenue	$19,743	$18,354	8%	5%

SaaS and professional services revenue:
SaaS revenue	$16,875	$14,817	14%	11%
Professional Services	1,665	1,435	16%	13%
Total SaaS and professional services revenue	$18,540	$16,252	14%	11%

Cost of Revenue:
GAAP subscription	$3,341	$3,739
Add back:
Amortization of intangible assets	—	(67)
Non-GAAP subscription	$3,341	$3,672

GAAP professional services	$1,505	$1,761
Add back:
Stock-based compensation	(88)	(62)
Non-GAAP professional services	$1,417	$1,699

GAAP total cost of revenue	$4,846	$5,500
Add back:
Stock-based compensation	(88)	(62)
Amortization of intangible assets	—	(67)
Non-GAAP total cost of revenue	$4,758	$5,371	(11%)	(13%)

Gross Profit:
Non-GAAP subscription	$14,737	$13,247
Non-GAAP professional services	248	(264)
Non-GAAP gross profit	$14,985	$12,983	15%	12%

Operating expenses:
GAAP research and development	$4,371	$4,205
Add back:
Stock-based compensation expense	(92)	(171)
Amortization of acquired intangible assets	—	—
Non-GAAP research and development	$4,279	$4,034	6%	5%

GAAP sales and marketing	$6,927	$5,064
Add back:
Stock-based compensation expense	(169)	(144)
Amortization of acquired intangible assets	—	—
Non-GAAP sales and marketing	$6,758	$4,920	37%	35%

GAAP general and administrative	$2,022	$1,828
Add back:
Stock-based compensation expense	(19)	(83)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$2,003	$1,745	15%	13%

GAAP operating expenses	$13,320	$11,097
Add back:
Stock-based compensation expense	(280)	(398)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$13,040	$10,699	22%	20%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS	$49,023	$41,279	19%	17%
Legacy revenue	4,502	7,555	(40%)	(41%)
GAAP subscription	53,525	48,834	10%	8%
GAAP professional services	4,514	4,865	(7%)	(9%)
Total GAAP revenue	$58,039	$53,699	8%	6%

SaaS and professional services revenue:
SaaS	$49,023	$41,279	19%	17%
Professional Services	4,514	4,865	(7%)	(9%)
Total SaaS and professional services revenue	$53,537	$46,144	16%	14%

Cost of Revenue:
GAAP subscription	$9,811	$11,046
Add back:
Amortization of intangible assets	(26)	(201)
Non-GAAP subscription	$9,785	$10,845

GAAP professional services	$4,378	$5,012
Add back:
Stock-based compensation	(243)	(148)
Non-GAAP professional services	$4,135	$4,864

GAAP total cost of revenue	$14,189	$16,058
Add back:
Stock-based compensation	(243)	(148)
Amortization of intangible assets	(26)	(201)
Non-GAAP total cost of revenue	$13,920	$15,709	(11%)	(12%)

Gross Profit:
Non-GAAP subscription	$43,740	$37,989
Non-GAAP professional services	379	1
Non-GAAP gross profit	$44,119	$37,990	16%	14%

Operating expenses:
GAAP research and development	$13,384	$12,255
Add back:
Stock-based compensation expense	(394)	(549)
Amortization of acquired intangible assets	—	—
Non-GAAP research and development	$12,990	$11,706	11%	11%

GAAP sales and marketing	$18,824	$14,622
Add back:
Stock-based compensation expense	(475)	(422)
Amortization of acquired intangible assets	—	—
Non-GAAP sales and marketing	$18,349	$14,200	29%	27%

GAAP general and administrative	$5,818	$5,911
Add back:
Stock-based compensation expense	(152)	(274)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$5,666	$5,637	1%	0%

GAAP operating expenses	$38,026	$32,788
Add back:
Stock-based compensation expense	(1,021)	(1,245)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$37,005	$31,543	17%	16%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.